UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 10, 2021

____________________

Rapid Therapeutic Science Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-55018 (Commission File Number)	46-2111820 (I.R.S. Employer Identification No.)

5580 Peterson Lane, Suite 200 Dallas, TX (Address of principal executive offices)	75240 (Zip code)

(800) 497-6059

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective February 10, 2021, Ryan C. Johnson submitted his resignation as a member of the Board of Directors of Rapid Therapeutic Science Laboratories, Inc. (the “Company”). Mr. Johnson’s resignation was not in connection with a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Mr. Johnson became a member of the Board of Directors, effective November 16, 2020, as a required condition of the Asset Purchase and Sales Agreement (the “Purchase Agreement”) between the Company and Razor Jacket, LLC, dated as of October 23, 2020.

Pursuant to the Purchase Agreement, Mr. Johnson also became the Chief Operating Officer of the Company, with a base salary of $175,000 per year, effective December 1, 2020. In conjunction with his resignation as a member of the Board of Directors, Mr. Johnson also resigned as the Chief Operating Officer of the Company on and effective on February 10, 2021. He will, however, continue his employment with the Company, at the same base salary, in the newly designated capacity of Vice President of Marketing, a non-executive position.

The Purchase Agreement included the requirement that Mr. Johnson continue to be nominated as a member of the Board of Directors following the closing, and such requirement terminated in connection with Mr. Johnson’s resignation from the board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2021, the Board of Directors of the Company adopted a resolution to change the Company’s fiscal year end from March 31st to December 31st, effective immediately. The Company will file a transition report on Form 10-K covering the nine month transition period from April 1, 2020 to December 31, 2020, which is the period between the closing of the Company’s most recent fiscal year and the ending date of the Company’s newly selected fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

Date: February 16, 2021

/s/ Donal R. Schmidt, Jr.

Name: Donal R. Schmidt, Jr.

Title: Chief Executive Officer